Exhibit 99.1

Supplemental Financial Information

This exhibit provides certain supplemental non-GAAP financial measures for the quarter ended September 30, 2026. As disclosed in the accompanying Current Report on Form 8-K, Organon & Co. (the “Company”) is furnishing this information in lieu of including such supplemental measures in a quarterly earnings release. As referenced below, the Company believes that these supplemental measures assist in understanding its financial performance, but that such measures should not be considered as a substitute for the Company’s financial results prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Accordingly, these supplemental measures are intended by the Company to accompany, and should be considered together with, the Company’s GAAP financial results and disclosures referenced in this Exhibit, as well as contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 that has been filed with the Securities and Exchange Commission on October 30, 2026.

Cautionary Note Regarding Non-GAAP Financial Measures

As discussed above, this exhibit contains “non-GAAP financial measures,” which are financial measures that either exclude or include amounts that are correspondingly not excluded or included in the most directly comparable measures calculated and presented in accordance with GAAP. Specifically, the Company makes use of the non-GAAP financial measures Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Gross Margin, Adjusted Gross Profit, Adjusted net income, Adjusted diluted EPS, Adjusted Selling, general and administrative expenses, and Adjusted Research and development expenses, which are not recognized terms under GAAP and are presented only as a supplement to the Company’s GAAP financial statements. The Company believes that these non-GAAP financial measures, which exclude certain items, help to enhance its ability to meaningfully communicate its underlying business performance, financial condition and results of operations. The Company’s management uses the non-GAAP financial measures described above to evaluate the Company’s performance and to guide operational and financial decision making. However, the presentation of these measures has limitations as an analytical tool and should not be considered in isolation, or as a substitute for the Company’s results as reported under GAAP. Because not all companies use identical calculations, the presentations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Please refer to the tables below for reconciliations of the non-GAAP financial measures presented herein to the most directly comparable GAAP measures.

Organon & Co.
Reconciliation of GAAP Reported to Non-GAAP Adjusted Metrics
(Unaudited, $ in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
GAAP Gross Profit	$869	$857	$2,499	$2,572
Adjusted for:
Manufacturing network costs (1)	17	39	56	101
Stock-based compensation	4	4	11	12
Amortization	48	52	141	155
Acquisition-related costs (2)	—	12	7	31
Other	—	2	—	12
Adjusted Non-GAAP Gross Profit	$938	$966	$2,714	$2,883

(1) Manufacturing network related costs include costs from exiting manufacturing and supply agreements with Merck & Co., Inc., Rahway NJ, US. For additional details refer to the line item Manufacturing network related in the Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA.

(2) Acquisition-related costs reflect the amortization pertaining to the fair value inventory purchase accounting adjustment for the Dermavant Sciences Ltd. (“Dermavant”) transaction. For additional details refer to the Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
GAAP Gross Margin	55.2%	53.5%	54.4%	54.6%
Total impact of Non-GAAP adjustments	4.4%	6.8%	4.7%	6.6%
Adjusted Non-GAAP Gross Margin	59.6%	60.3%	59.1%	61.2%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
GAAP Selling, general and administrative expenses	$421	$415	$1,279	$1,288
Adjusted for:
Stock-based compensation	(14)	(16)	(43)	(46)
Restructuring related charges	—	—	—	(10)
Other (1)	(21)	(5)	(48)	(34)
Adjusted Non-GAAP Selling, general and administrative expenses	$386	$394	$1,188	$1,198

(1) For additional details refer to the Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA.

Organon & Co.
Reconciliation of GAAP Reported to Non-GAAP Adjusted Metrics (Continued)
(Unaudited, $ in millions except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
GAAP Research and development expenses	$83	$84	$266	$275
Adjusted for:
Manufacturing network costs (1)	(3)	(2)	(10)	(8)
Stock-based compensation	(3)	(4)	(11)	(12)
Other (2)	(1)	(2)	(2)	(3)
Adjusted Non-GAAP Research and development expenses	$76	$76	$243	$252

(1) Manufacturing network related costs include costs from exiting manufacturing and supply agreements with Merck & Co., Inc., Rahway NJ, US. For additional details refer to the Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA.
(2) For additional details refer to the Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
GAAP Reported Net Income	$164	$160	$418	$392
Adjusted for:
Cost of sales adjustments	69	109	215	311
Selling, general and administrative adjustments	35	21	91	90
Research and development adjustments	7	8	23	23
Jada divestiture	—	—	(81)	—
Restructuring	—	—	31	88
Change in fair value of contingent consideration	(10)	(32)	(6)	(9)
Other expense (gain), net (1)	8	4	27	(37)
Tax impact on adjustments above(2)	(17)	(7)	(44)	(69)
Non-GAAP Adjusted Net Income	$256	$263	$674	$789

(1) For additional details refer to the Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA.
(2) For the three months ended September 30, 2026 and 2025, the GAAP income tax rates were 35.7% and 34.0%, respectively, and the non-GAAP income tax rates were 29.9% and 25.3%, respectively. For the nine months ended September 30, 2026 and 2025, the GAAP income tax rates were 35.8% and 31.6%, respectively, and the non-GAAP income tax rates were 29.2% and 24.0%, respectively. These adjustments represent the estimated tax impacts on the reconciling items by applying the statutory rate and applicable law of the originating territory of the non-GAAP adjustments.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
GAAP Diluted Earnings per Share	$0.60	$0.61	$1.56	$1.50
Total impact of Non-GAAP adjustments	0.34	0.40	0.95	1.53
Non-GAAP Adjusted Diluted Earnings per Share	$0.94	$1.01	$2.51	$3.03

Organon & Co.

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

(Unaudited, $ in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
GAAP Reported Net Income	$164	$160	$418	$392
Depreciation (1)	32	37	102	102
Amortization	48	52	141	155
Interest expense	106	128	325	383
Income tax expense	91	83	233	181
EBITDA (Non-GAAP)	$441	$460	$1,219	$1,213
Restructuring and related charges	—	—	31	98
Manufacturing network related (2)	23	46	76	118
Acquisition-related costs (3)	—	12	7	31
Change in contingent consideration	(10)	(32)	(6)	(9)
Jada divestiture	—	—	(81)	—
Other costs (4)	27	8	67	3
Stock-based compensation	21	24	65	70
Adjusted EBITDA (Non-GAAP)	$502	$518	$1,378	$1,524
Adjusted EBITDA margin (Non-GAAP)	31.9%	32.3%	30.0%	32.4%

(1) Excludes accelerated depreciation included in one-time costs.
(2) Manufacturing network related costs, which include costs of exiting of temporary manufacturing and supply agreements with Merck & Co., Inc., Rahway, NJ, US, reflect accelerated depreciation, exit premiums, technology transfer costs, stability and qualification batch costs, and third-party contractor costs.
(3) Acquisition related costs for the three months ended September 30, 2025 and the nine months ended September 30, 2026 and 2025, respectively, reflect the amortization pertaining to the fair value inventory purchase accounting adjustment for the Dermavant transaction.
(4) Other costs for the three months ended September 30, 2026 include $19 million related to the pending transaction with Sun Pharmaceutical Industries Limited. Other costs for the nine months ended September 30, 2026 include $30 million related to the pending transaction with Sun Pharmaceutical Industries Limited and $17 million related to an unfavorable resolution of a working capital matter related to the Dermavant acquisition.

As the costs described in (1) through (4) above are directly related to the separation of Organon and acquisition related activities and therefore arise from a one-time event outside of the ordinary course of the company’s operations, the adjustment of these items provides meaningful, supplemental, information that the company believes will enhance an investor's understanding of the company's ongoing operating performance.

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